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                                                                    Exhibit 99.1



FORBEARANCE AND AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT


                THIS FORBEARANCE AND AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of March 15, 2001, by and between PEN HOLDINGS, INC., a Tennessee corporation ("Borrower") and MELLON BANK, N.A., a national banking association, CIBC INC., AMSOUTH BANK and any other "Banks" which are hereafter made a party to the Credit Agreement as hereinafter defined (individually, a "Bank" and collectively, the "Banks") and MELLON BANK, N.A. as Agent for the Banks (the "Agent").

                               W I T N E S S E T H

                WHEREAS, the Agent, the Banks and the Borrower entered into an Amended and Restated Credit Agreement dated as of June 3, 1998 as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of February 1, , 1999, Amendment No. 2 to Amended and Restated Credit Agreement dated as of June 21, 2000 and Amendment No. 3 to Amended and Restated Credit Agreement dated as of August 31, 2000 (collectively the "Credit Agreement"), pursuant to which the Banks agreed to make, inter alia, revolving credit loans to the Borrower of up to $40,000,000, in accordance with, and as provided for in, the Credit Agreement;

                WHEREAS, the Borrower has notified the Banks that certain Events of Default and Potential Defaults have occurred under the Credit Agreement, and the Banks have not waived such Events of Default and Potential Defaults;

                WHEREAS, Borrower has requested, inter alia, that the Banks forbear from taking actions to accelerate the Loans and to dispose of or collect upon collateral granted under the Credit Agreement and the other Loan Documents until April 16, 2001 and to make other accommodations to the Borrower and the Banks are willing to forbear from taking such actions until April 16, 2001 upon the terms and conditions set forth herein;



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                WHEREAS, the Borrower and the Banks accordingly desire to make certain amendments to the Credit Agreement, as set forth herein; and

                WHEREAS, Section 9.03 of the Credit Agreement provides that such Credit Agreement may be amended from time to time by an instrument signed by the parties thereto.

                NOW THEREFORE, the parties to this Amendment, in consideration of their mutual covenants and agreements contained in this Amendment and the Credit Agreement, and intending to be legally bound hereby, covenant and agree as follows:

                Section 1: Preambles. The preambles set forth above are incorporated in this Amendment as if fully set forth in this Amendment.


                Section 2: Amendment to Definitions in Credit Agreement.

                (A) All terms used in this Amendment No. 4 to Credit Agreement and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement. The Credit Agreement, and this Forbearance and Amendment No. 4 to Credit Agreement are to be treated as one agreement and are together referred to hereafter as the "Agreement".

                (B) Article I of the Credit Agreement is amended to include the following definitions. To the extent the definitions below modify defined terms contained in the Credit Agreement prior to this Forbearance and Amendment No. 4 to Credit Agreement, such terms are amended and restated in their entirety to read as follows:

                "Agreement" means the Amended and Restated Credit Agreement dated as of June 3, 1998, as amended by Amendment No. 1 to Credit Agreement dated as of February 1, 1999, as amended by Amendment No. 2 to Credit Agreement dated as of June 21, 2000, as amended by Amendment No. 3 to Credit Agreement dated as of August 31, 2000 and as amended by Forbearance and Amendment No. 4 to Amended and Restated Credit Agreement dated as of March 15, 2001, as the same may be further amended, modified or supplemented from time to time.


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                "Amendment No. 4 to Credit Agreement" means that certain
Forbearance and Amendment No. 4 to Amended and Restated Credit Agreement dated as of March 15, 2001 entered into by and among the Borrower, the Agent and the Banks.

                (b) The following definition shall be inserted in Article I of the Credit Agreement in the appropriate alphabetical order:

                         "Known Defaults" shall mean (i) the Events of Default
and Potential Defaults described in the letter of the Agent to the Borrower dated February 21, 2001 (the "Cheyenne Judgment"), together with the Event of Default which has occurred pursuant to Section 7.01(j) of the Credit Agreement as a result of such events; (ii) the existence of the Lien created by the recording or other perfection of the Cheyenne Judgment by Travelers Casualty and Surety Company of America ("Travlers") or its affiliates against Elk Horn; (iii) the Default (as defined in the Senior Note Indenture) which will occur under the Senior Note Indenture by reason of (x) the payment by Travelers on the appeal bond issued in connection with the Cheyenne Judgment, and (y) the recording or other perfection by Travelers or its affiliates of the Cheyenne Judgment against Elk Horn; and (iv) the failure of the Borrower to comply with certain of the financial maintenance covenants set forth in Section 6.16 of the Credit Agreement for the period ended December 31, 2000.

                         "Restructuring Consultant" shall mean a financial
advisor and restructuring consultant acceptable to the Banks.

                Section 3: Forbearance; Making of Revolving Credit Loans. (A) Subject to the terms and conditions of the Credit Agreement and the other Loan Documents and relying upon the accuracy of the representations and warranties set forth in the Credit Agreement, this Amendment and the other Loan Documents and the absence of any Event of Default or Potential Default other than the Known Defaults, the Banks agree to forbear from taking action to accelerate the Loans and to dispose of or collect upon Collateral granted under the Credit Agreement and the other Loan Documents until April 16, 2001. If any Event of Default or Potential Default which is not a Known Default shall occur or shall exist, the Banks shall not be under any further obligation



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to forbear from taking actions to dispose of or collect upon Collateral granted under the Credit Agreement and the other Loan Documents and the Banks shall be free to exercise any and all rights and remedies they may have against the Borrower and the Sureties. The Borrower acknowledges that the Banks shall have no obligation to continue to forbear from taking actions to dispose of or collect upon Collateral granted or to make any loans, advances or other credit accommodations under the Credit Agreement after the first to occur of (i) an Event of Default or Potential Default, which is not a Known Default, (ii) the failure by Borrower to perform any of its obligations to be performed under the Credit Agreement or the Amendment within the time period specified therein or herein, (iii) failure of the Borrower or Travelers to comply with any of the terms of that certain Standstill and Forbearance Agreement dated as of March 15, 2001 entered into by and among the Borrower, Travelers and the Banks (the "Travelers Forbearance Agreement"), (iv) an Event of Default (as defined in the Senior Note Indenture) shall occur or exist, or (v) April 16, 2001. The period commencing on the date of this Amendment and continuing through April 16, 2001 shall sometimes be referred to herein as the "Forbearance Period."

                (B) Subject to the terms and conditions of the Credit Agreement and the other Loan Documents and relying upon the accuracy of the representations and warranties set forth in the Credit Agreement, this Amendment and the other Loan Documents and the absence of any Event of Default or Potential Default other than the Known Defaults, the Banks agree to make Revolving Credit Loans to the Borrower during the Forbearance Period provided that the Borrower complies with the terms and conditions of this Amendment and the following terms and conditions:

                         (1) On or before March 14, 2001, the Borrower will
                provide to the Agent and the Banks with a 13 week rolling cash flow projection and accounts payable aging report (the "Cash Flow Projection"). The Borrower will provide to the Agent and each Bank an updated Cash Flow Projection on a weekly basis each Friday.

                         (2) Together with each request for a Revolving Credit
                Loan, the Borrower shall provide to the Agent and each Bank a certificate signed by either the Chief Financial Officer or the President of the Borrower



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                certifying that the items which are expected to be paid with the proceeds of the requested Revolving Credit Loan are business expenses incurred in the ordinary course of business of the Borrower and its Subsidiaries and are reflected in the Cash Flow Projections to be paid on or about the date of the request for advance.

                         (3) On or before the date of this Amendment, the
                Borrower shall open a cash collateral account with the Agent (the "Cash Collateral Account") and shall cause all cash receipts from whatever source and payments on accounts receivable to be deposited in the Cash Collateral Account. The Cash Collateral Account shall be assigned to the Agent, for the benefit of the Banks, as collateral for the Loans in accordance with documentation which is satisfactory to the Agent. Provided that no Event of Default other than the Known Defaults occurs or is in existence, during the Forbearance Period the Banks shall make available to the Borrower all finally collected funds which are maintained in the Cash Collateral Account.

                Section 4: Interest Rate. Notwithstanding anything contained in
Article II of the Credit Agreement or any other provision of the Credit Agreement to the contrary, as provided in the letter of the Agent to the Borrower dated February 23, 2001, the default interest rate set forth in Section
2.07 of the Credit Agreement shall be applicable to all Loans.

                Section 5: Events of Termination of Forbearance. Notwithstanding anything contained herein or in the Credit Agreement to the contrary, the Agent and the Banks shall have the right to terminate the Forbearance Period, and to exercise any rights or remedies they may have under the Credit Agreement, the Loan Documents or under law, upon the occurrence of any of the following:

                (a) Failure to timely pay or perform any indebtedness, liability or obligation arising under this Amendment.



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                (b)   Any material adverse change in the condition of the
                      Borrower or the Sureties.

                (c) The occurrence of any Event of Default or Potential Default, other than the Known Defaults.

                (d) At any time after the date of this Amendment, failure to pay into the Cash Collateral Account any and all amounts received by the Borrower or Sureties from any source.

                         (5) The occurrence of an Event of Default under the
                Senior Note Indenture.

                         (6) Failure by the Borrower or Travelers to comply with
                any of the terms and conditions of the Travelers Forbearance Agreement.

                Section 6: Representations and Warranties. The Borrower and each Surety represents and warrants to the Banks that:

                (a) The Borrower and each Surety has and will continue to have corporate power and authority to execute, deliver and perform the provisions of this Amendment and the Credit Agreement as amended hereby and to execute and deliver the instruments required by the provisions of this Amendment and the Credit Agreement as amended hereby to be executed and delivered by the Borrower and each Surety; and all such action has been duly and validly authorized by all necessary corporate proceedings on the part of the Borrower and each Surety.

                (b) The execution and delivery of this Amendment and the carrying out of this Amendment and the Credit Agreement as amended hereby will not violate any provisions of law or the articles of incorporation or the by-laws of the Borrower or any Surety or of any agreement or other instrument to which the Borrower or any Surety is a party or by which it is bound or to which it is subject.

                (c) This Amendment has been duly and validly executed and delivered by the Borrower and each Surety, and this Amendment and the Credit Agreement as amended hereby, constitute legal,



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valid and binding obligations of the Borrower and each Surety enforceable in accordance with the terms of this Amendment and the Credit Agreement as amended by this Amendment.

                (d) Except as has been disclosed to the Banks in writing, the representations and warranties by the Borrower contained in Article III of the Credit Agreement are correct and accurate on and as of the date of this Amendment with the same effect as though made on and as of the date of this Amendment.

                (e) Except for the Known Defaults, no event has occurred and is continuing which constitutes an Event of Default or Potential Default and no default which is continuing has occurred under the Credit Agreement.

                Section 7: Conditions to Forbearance and this Amendment. The obligation of the Banks to enter into this Amendment and to make any Loan or advance under the Credit Agreement or this Amendment is subject to the accuracy as of the date hereof of the representations and warranties contained in this Amendment, the Credit Agreement and the other Loan Documents, to the performance by Borrower of its obligations to be performed under this Amendment, the Credit Agreement and the other Loan Documents on or before the date of such Loan or advance, and to the satisfaction of the following further conditions:

                (a) This Amendment and the Cash Collateral Agreement shall have been executed by the Borrower and delivered to the Agent and shall be in effect.

                (b) The Agent shall have received a certificate in form and substance satisfactory to the Agent, dated as of the date of this Amendment, certifying as to (i) true copies of all corporate action taken by the Borrower and each Surety relative to this Amendment and the Travelers Forbearance Agreement, and (ii) the names, true signatures and incumbency of the officers of the Borrower and each Surety authorized to execute this Amendment and the other documents and instruments to be executed in connection with this Amendment. The Banks and the Agent may conclusively rely on such certificate unless and until a later certificate revising the prior certificate has been furnished to the Agent.



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                (c) As of the date of this Amendment, all legal details and proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory to the Agent and its counsel and the Agent shall have received and shall receive from time to time all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent, as the Agent may from time to time request.

                (d) On or before March 14, 2001, the Borrower will have provided the initial Cash Flow Projection to the Agent and each Bank.

                (e) On or before March 14, 2001, the Borrower and its counsel shall provide UCC lien, judgment, litigation and bankruptcy searches covering the Borrower and each Surety in each jurisdiction in which any of the foregoing conduct business, together with an updated listing of all real property, leasehold and mineral right holdings of the Borrower and each Surety and a detailed listing of each material agreement of the Borrower and each Surety.

                (f) On or before March 14, 2001, the Borrower will retain, at Borrower's expense, the Restructuring Consultant to advise the Borrower in connection with its financial and capital affairs.

                Section 8: No Waiver of Known Defaults. Except for waivers previously granted by the Bank of the Events of Default which occurred by reason of the Borrower's failure to comply with the terms of Section 6.16 of the Credit Agreement as of June 30, 2000 and September 30, 2000 as provided in the waiver letters previously issued by the Banks, the Agent and the Banks have not agreed to waive, and have not waived, any past or present default under the Credit Agreement or any of the other Loan Documents, including, without limitation, the Known Defaults. The Banks have not consented to any departure by the Borrower or the Sureties from their due performance under the Credit Agreement or under any of the Loan Documents except as specifically set forth herein. The rights and remedies of the Agent and the Banks under the Credit Agreement and the other Loan Documents shall survive



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the execution and delivery of this Amendment and the Agent and the Banks may exercise such rights and remedies with respect to any such defaults at any time.

                Section 9: Jury Trial Waiver

                         THE BORROWER, THE SURETIES, THE AGENT AND THE BANKS
EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVE ALL BENEFIT AND ADVANTAGE OF ANY RIGHT TO A TRIAL BY JURY, AND THEY WILL NOT AT ANY TIME INSIST UPON OR PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF A TRIAL BY JURY IN ACTION ARISING IN CONNECTION WITH THE CREDIT AGREEMENT, THE NOTES, THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

                Section 10: Effective Date. Except as otherwise expressly provided in this Amendment, the effective date of this Amendment shall be the date of this Amendment.

                Section 11: Expenses. The Borrower agrees to pay and save the Agent and the Banks harmless against liability for the payment of all out-of-pocket expenses of the Agent and each of the Banks arising in connection with this Amendment, including the fees and expenses of counsel for the Agent and each of the Banks and the expenses of any lien searches or other investigations conducted for the Agent and the Banks.

                Section 12: Scope of Amendments. Except as expressly amended by this Amendment, the provisions of the Credit Agreement shall remain in full force and effect. The Loan Documents shall likewise remain in full force and effect. Nothing contained in this Amendment shall be construed to impair the security of the Agent and the Banks under the Credit Agreement and the other Loan Documents, nor affect or impair any rights or powers that the Agent or the Banks may have under the Credit Agreement and the other Loan Documents in case of the Borrower's or the Sureties' nonperformance of the terms, provisions and covenants contained in this Amendment or in the case of the occurrence of an Event of Default or Potential Default other than the Known Defaults. The Borrower and the Sureties hereby ratify and confirm the validity and effectiveness of the Credit Agreement and the other Loan Documents as modified by this Amendment.



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                Section 13: Further Assurances. The Borrower and each Surety, at its own cost and expense, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Banks or the Agent may from time to time request in order to more effectively carry out the intent and purposes of this Amendment and the transactions contemplated by this Amendment. Promptly upon request by the Agent, the Borrower and each Surety agrees to execute and deliver and to file and record and refile and record such financing statements, mortgages and assignments and other documents in such manner, at such time or times and in such place or places as may be required by law and to cause such other actions which may be required by law or as may be requested by the Agent in order more effectively to carry out the intent and purposes of this Amendment. In addition, Borrower and each Surety shall permit the Banks to conduct all appraisals, evaluations and other examinations or reports deemed necessary by the Banks, and Borrower shall pay the reasonable costs thereof.

                Section 14: Miscellaneous. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with, and governed by, such laws. The caption headings contained in this Amendment are for convenience of reference and shall not be deemed to be a part of this contract or used in the construction of this contract. All representations, warranties and covenants contained herein or made in writing by the Borrower and each Surety in connection with this Amendment shall survive the execution and delivery of this Amendment and will bind and inure to the benefit of the successors and assigns of the Agent, the Banks and the Borrower, provided that, without the prior written consent of the Banks, the Borrower may not assign the Credit Agreement as amended by this Amendment or any of its rights or obligations under the Credit Agreement and this Amendment and any such attempted assignment shall be null and void. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held to be invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.



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This Amendment, the Credit Agreement and other Loan Documents modified by this
Amendment integrate all the terms and conditions referred to herein, constitute the entire agreement between the parties and supersede any other prior understandings and agreements, whether written or oral, with respect to the subject matter herein. No further amendments shall be effective unless agreed to by the parties in writing.

                Section 15: Counterparts. This Amendment may be executed in counterparts and by the Banks and the Borrower and Sureties on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Furthermore, the parties agree that this Amendment may be executed by telecopying each such counterpart signature page to the Agent, followed by delivering the original signed counterpart signature page by overnight courier services to the Agent for next day delivery.

                Section 16: Reaffirmation; No Defenses or Counterclaims. The Borrower and each Surety hereby reaffirms the validity and enforceability of the security interests granted by the Borrower and each Surety to the Agent and the Banks in the property of the Borrower and the Sureties pursuant to the terms of the Loan Documents. The Borrower and each Surety hereby represents and warrants that as of the date of this Amendment, the Borrower and each Surety has no defenses or counterclaims whatsoever against the Agent, the Banks or any of them arising from this Amendment, the Credit Agreement or the Loan Documents, or any of them, and that the Agent and the Banks have not waived any of their rights and remedies.

                IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed and delivered this Forbearance and Amendment No. 4 to Amended and Restated Credit Agreement as of the date first written above.

                                  PEN HOLDINGS, INC.


                                  By: /s/ William E. Beckner
                                     ---------------------------------
                                  Title:
                                        ------------------------------









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                                  MELLON BANK, N.A., as Agent

                                  By: /s/ Stanley Maharam
                                     ----------------------------------
                                  Title: Regional Manager
                                        -------------------------------

                                  CIBC INC.

                                  By: /s/ Howard Palmer
                                     ----------------------------------
                                  Title:
                                        -------------------------------

                                  AMSOUTH BANK

                                  By: /s/ Rex Hamilton
                                     ----------------------------------
                                  Title:
                                        -------------------------------













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The undersigned, being all the Sureties, and intending to be legally bound, hereby (i) acknowledge and consent to the foregoing Forbearance and Amendment No. 4 to Amended and Restated Credit Agreement,(ii) confirm that they continue to be bound by the terms of the Suretyship Agreements and the other Loan Documents to which they are a party, and (iii) ratify and confirm their respective obligations under the Suretyship Agreements and the Loan Documents to which they are a party.

                                          PEN COAL CORPORATION

                                          By: /s/ William E. Beckner
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          RIVER MARINE TERMINALS, INC.

                                          By: /s/ William E. Beckner
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          THE ELK HORN COAL CORPORATION

                                          By: /s/ William E. Beckner
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          PEN COTTON COMPANY

                                          By: /s/ William E. Beckner
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          PEN HARDWOOD COMPANY

                                          By: /s/ William E. Beckner
                                             ----------------------------------
                                          Title:
                                                -------------------------------

                                          MARINE TERMINALS, INC.

                                          By: /s/ William E. Beckner
                                             ----------------------------------
                                          Title:
                                                -------------------------------


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